UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 25, 2016

Date of report (Date of earliest event reported)

HUTCHINSON TECHNOLOGY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-34838	41-0901840
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West Highland Park Drive N.E., Hutchinson, Minnesota	55350
(Address of Principal Executive Offices)	(Zip Code)

(320) 587-3797

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 25, 2016, Hutchinson Technology Incorporated (the “Company”) issued a press release regarding its financial results for the fiscal quarter ended December 27, 2015, which is furnished as Exhibit 99.1 hereto.

The press release includes certain “non-GAAP financial measures” within the meaning of the rules of the Securities and Exchange Commission. With respect to such non-GAAP financial measures, the Company has disclosed in the press release the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and has provided a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measure. Management believes that the non-GAAP measures provide useful information to investors regarding the Company’s results of operations and financial condition because they eliminate unusual items impacting earnings and facilitate a more meaningful comparison and understanding of the Company’s operating performance for the current, past and future periods.

Item 8.01	Other Events.

Press Release

On January 25, 2016, the Company issued a press release regarding its financial results for the fiscal quarter ended December 27, 2015. In the press release, the Company stated that its net cash, as defined by its November 1, 2015 merger agreement with TDK Corporation, was $49.9 million at the end of the fiscal 2016 first quarter.

Additional Information

In connection with the proposed merger transaction, the Company filed a proxy statement with the Securities and Exchange Commission (the “SEC”) on December 15, 2015, which was mailed to the Company’s shareholders on or about December 17, 2015. The Company’s shareholders are encouraged to read the proxy statement and other available relevant material, including the Company’s Current Report of Form 8-K, which was filed with the SEC on December 16, 2015, because they contain important information about the Company, the parties to the merger agreement, the proposed transactions and related matters. SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE OTHER AVAILABLE RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS. The proxy statement and other relevant materials, and any and all documents filed by the Company with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov, at the Company’s website at www.htch.com, or by writing to David P. Radloff, Vice President and Chief Financial Officer, 40 West Highland Park Drive NE, Hutchinson, Minnesota 55350.

This document is not a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell the Company’s securities. The Company, its executive officers and directors may be deemed to be participants in the solicitation of proxies from the holders of the Company’s securities in connection with the proposed transactions. Information about those executive officers and directors and their ownership of the Company’s common stock is set forth in the definitive proxy statement for the Company’s 2015 Annual Meeting of Shareholders, which was filed with the SEC on December 17, 2014, the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2015, which was filed with the SEC on December 11, 2015, and the definitive proxy statement for the Company’s special meeting of shareholders to be held on January 28, 2016, which was filed with the SEC on December 15, 2015. These documents may be obtained for free at the SEC’s website at www.sec.gov, and http://www.htch.com/proxymaterials. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction is included in the definitive proxy statement for the Company’s special meeting of shareholders to be held on January 28, 2016, which was filed with the SEC on December 15, 2015, and in the Company’s Current Report on Form 8-K, which was filed with the SEC on December 16, 2015.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated January 25, 2016, regarding Hutchinson Technology Incorporated’s financial results for the fiscal quarter ended December 27, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTCHINSON TECHNOLOGY INCORPORATED

Date: January 25, 2016	/s/ David P. Radloff
David P. Radloff
Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

99.1	Press Release dated January 25, 2016, regarding Hutchinson Technology Incorporated’s financial results for the fiscal quarter ended December 27, 2015.	Furnished Electronically